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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


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                                 FORM 8-K/A

                             (Amendment No. 1)

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                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): April 22, 1997


                              HLS (USA), INC.
                        (formerly HARVEST E-XPRESS)
           (Exact name of registrant as specified in its charter)




         Nevada
(State or other jurisdiction     33-89326                  87-0530644
    of incorporation)         (Commission File No.)       (IRS Employer
                                                        Identification No.)


                            145 West 44th Street
                                 6th Floor
                             New York, NY 10036
                  (Address of principal executive offices)


                               (212) 789-7772
            (Registrant's telephone number, including area code)







                             Page 1 of 18 Pages
                          Exhibit Index on Page 4

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The undersigned registrant, HLS (USA), Inc. (formerly known as Harvest
E-xpress), hereby amends the following item of its Current Report on Form 8-K dated April 22, 1997 as set forth below:


Item 7.  Financial Statements and Exhibits.

     (a) Financial statements of businesses acquired.

     Audited Financial Statements of HLS Corporation Limited as of and for the years ended December 31, 1995 and 1996.

     (b) Pro forma financial information.

     Narrative Pro Forma Financial Information for HLS (USA), Inc.

     (c) Exhibits.

     The exhibits listed on the accompanying Index to Exhibits are filed as part of this Amendment to Current Report on Form 8-K.


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                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             HLS (USA), INC.

                                             By:  /s/ Peter C. R. Huang
                                                  ---------------------
Date:  July  3 , 1997
                                                 Name:   Peter C. R. Huang
                                                 Title:  Director

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                           INDEX TO EXHIBITS


Exhibit No.        Description                      Sequential Page No.

99.1           Audited Financial Statements of HLS
               Corporation Limited as of and for
               the years ended December 31, 1995
               and 1996.


99.2           Pro Forma Financial Information for
               HLS (USA), Inc.